Exhibit 2.1

Electronically Rhild 6.119.12C1a 10:40 AM Steven D. Grierson CLERK OF 1i CDU NOTC PETER L. CHASM E5Q. Nevada Bar No. 007550 CHASEY4A W OFFICES .3 .5 N. Fort Apache Road, Suite 110 Las Vegas, Nevada 89129 Ter: (7021233-B93 Fax: (702) 2.33,2107 peter@chaseykaw,corn a Attorney for Petitioner SMALL CAP COMPLIANCE,. LLC EIGHTH JUDICIAL DISTRICT COURT 9 CLARK COUNTY NEVADA ) CASE NO.; A.:8-7741155-P Ll the Matter of ) DEPT 190,: )XIX UONLIVE CORPORATION. a Nevada Corporation.. 1] 14 NOMC OF ENTRY OF ORDER PLEASE TAKE NOTICE that on the 15'h day of June, 2018, the attached Order Appointin Custodian was entered in the above-captioned case. 19 Dated this day f Jti ne. 2018_ CHASEY LAW OFFICES Reter L Chme-Esq7 Nevada Bar No, 007650 3295 N, Fort Apache Rd., Ste. L25 Vegas, NV 89125 Tel; 702) -D393 Fax: (704 233-2107 25 Enna III pet9r1hchasevlaw,COM Attorney for Petitioner SMALL CAP COMPLIANCE, LIX. 2'7 2.8 - - Clrire Murree...1- ,40119.741€645 cERTIFICATE OF SERVICE t I hereby certify ihat on the I1 ' ofkine, 2D1R, I served a true and complete copy Oi the. foregoing NOTICE OF ENTRY OF ORDER by placing a ropy of the same in the United States Mail, poFtage fully prepaid addressed to the following! 6 Jonlive Corporation Lionlive Corporation c/o Vtorp Services., LLC ED Corporate Circle, Suite 4QD , Carson Street, Suite 200 Hender5on, NV 89074 Carson City, NV 89701 Uonlive Corporatior ,Jonlive Corp:1QU on Village Center Circle, Suite 170 S/F Guangdong Finance D.Idg. SE Las Vegas., NV 891311 Connaught Road West Sheung Wan Hung Kong China 999077 Uonllve Corporation Interwest Transfer Co,, Inc. /F GolcIlion Digital Network Center .131 Murray Holladay Roacir Suite 100 Tiyu Road East Salt Lake- City, LIT 84117 -Flank*, China 510620 ae 17 i E 21 2: .25 28 - - Eleutronicaily V1601111 t2:32 PM Skeven Grliamezi 'LEFT OF THE CO ORD!! PETER 1. CHASE'P', ESQ. Nevada 8.a.r Na. OD715.$1) CHASEY LA IV OFFICE5 32'.5 N. Fort Apache Root Suite 110 Las Veg3t..Newcia .S9129 Tel: (7 I2 i 233-039.3 Fax: p42) -Z1L7 pekergcheseylaw.corn 6 AttoTney for Petitioner Sti1ALL CAP comPLIANCE, 11.0 EIGHTH JUDICIAL DISTRIC• COURT 0 CLARK COUNTY, NEVADA !LOSE NO.: A-13.7741E5-P L1-EPT NCI.: XXIX 1r. the Matter 1'A LION UVE CORPORATI.Ok a Nneada 1 ORDER APPOINTING CUSTODIAN 13 Corpcication, FIRS 78_34711H p] _4 . ! C THE COURT. handing opT2sidered Petition , SMALL C.A.6 COMLIA.NCE. LLC's Apokation for Appoitarnent of Custodian for tiOhltIVE UbumAlparc, proper notice Kal.ring been given lc the erfrices and dirertots of UONL1VE CORPORATION pertra.ant to MS 73_75%21. opposition having beer received, and good E3 L.1$2 appearing,. r1 15. OR DE RED. ADJUDGED AND DE. EED that; pintititih&r- SMALL t8.13 COMPLIANCE, LC Ig hereby appointed c.ust.odlan i 1 JONLIVE 25 f DRPOFIATICifi. 24 SMALL CAP COM PilANCE,. L1C :s Ilereby auth.orized te. take a II reasonably and pruderit 25 artIonE on behalf of LIIONUVE CORPDA.ATION including but not limitt.d to appointing intcrier officers and dire au, negotiating and compromising cletpc executing cod-v.:rag:3 and bethiet agreerneentE, - - Cab NIT mir A-1 5-74 e&P initiating litigation in the name of 'JON svE CORPOR.AT1Ohl auchor•aing and iSSuiAe, new shares of 2 stock, and authorizing new classes of stock. SMALL CAP COMPLIANCE, LC shall reinstate LiONLISic CORPORATION with the Nevada Secretary of State-. . SMALL CAP COMPLIANCE., LLC shall provide reasonable notice to all Shareholders of record of R SDecial Meeting of The sttstlrholciers to ne held within. reasonable time after this Oder is entered, 5. 51141641. CAP COMPLIANCE, LLC shall file an am efidment to the Articl.es off incorponatico for LIONLIVc. CORPORATION. with the Nevada Secretary of State contai ning the fallowing discLosur 12 and TM-erne-lin! 13 Disclosures of any previous criminal, adrnin-Arative, enill or National .Association of Securities Dealers, Inc, or Sesurlbrs arid Exchange Commission investigations, viocations, or convictions concerning SMALL CAP COMPLIANCE1 LLC, br KS afRiiates or subsidiaries. (la) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that LJONLIVE CORPORATIDN: comply with Chapter 78 of the Nem,..ada, Re,ese-,6 . Statutes Ce: A statement that as Custodian, SMALL CAP COMPLIANCE; LLC, iS al.rthOrtaid to continue the business of JONUVE CORPORATION for the benefit of the corporation and Its shareholders, id} A statement that SMALL CAP COMPLANCE, LLC will reinstate UONL,VE CORPORATION'S Chatter to cio business in the State of Nevada. le) Any other information as may ae required by reguilaticip3 promulgated b th-e Nevada Secretary of State. 21 2B . SMALL CAP CCU LLC, as custgclEan of LION LIVE CORPORATION shadl submi% repPrtto thI5 Court of the actions taken b? the ..2.us.todioo ewer/ three (31i months wink th cust0Cliamip remains active. I'S SD ORDERED. Dated th:b day of , 20.13. }r et f • _ DISTRICT -C9LIAtier3CIDG E Respect-RAIN Subrriitted Ltikr. OLASEY LAW OFFICES Peter astv, Nev-041J3arico. 007650 "!7 3295 N. Fort Apache Rd.,. Ste_ 1W Vegn, FlY $9128 16 .:70) 233.0393 Atiornary for Petitioner SMALL CAP CCIPAPLY:thICE,. LLC 21 22 23 24 27 26 - -